Exhibit 10.31

FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of the 18th day of February, 2020 by and between UNITED COMMUNITY BANKS, INC., a Georgia corporation (the “Borrower”), and SYNOVUS BANK, as Lender (the “Lender”).
WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement dated as of January 7, 2014 (as amended by the First Amendment defined below, the Second Amendment defined below, the Third Amendment defined below, the Fourth Amendment defined below, and as in effect prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower and the Lender previously entered into that certain First Amendment to Credit Agreement dated as of June 30, 2015, extending the Maturity Date to June 30, 2018 (the “First Amendment”);
WHEREAS, the Borrower and the Lender previously entered into that certain Second Amendment to Credit Agreement dated as of June 30, 2016, extending the Maturity Date to June 30, 2019 (the “Second Amendment”);
WHEREAS, the Borrower and the Lender previously entered into that certain Third Amendment to Credit Agreement dated as of June 30, 2017, reducing the pricing on the terms and conditions set forth therein (the “Third Amendment”);
WHEREAS, the Borrower and the Lender previously entered into that certain Fourth Amendment to Credit Agreement dated as of August 7, 2018, extending the Maturity Date to June 30, 2020 and updating LIBOR provisions on the terms and conditions set forth therein (the “Fourth Amendment”);
WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement to extend the Maturity Date of the Credit Agreement to June 30, 2022 and make certain other modifications as detailed below; and
WHEREAS, the Lender is willing to amend the Credit Agreement to extend the Maturity Date to June 30, 2022 and make other modifications on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.
Section 2. Specific Amendments. At the request of the Borrower, but subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows with such amendments being effective as of the date hereof:
(a)    The Credit Agreement is amended by restating the definitions of “Maturity Date” and “Revolving Commitment” set forth in Section 1.1 thereof in their entirety as follows:
“‘Maturity Date’ shall mean June 30, 2022, or such earlier date as the Revolving Commitments are terminated pursuant to Section 2.5(b) or Section 8.1.

‘Revolving Commitment’ shall mean the obligation of the Lender to make Revolving Loans hereunder in an aggregate principal amount not exceeding (i) $50,000,000 minus (ii) at any time (x) the aggregate undrawn amount of all outstanding letters of credit issued (or confirmed) by the Lender for the account of the Borrower or any of its Subsidiaries (or, if confirmed, for the ultimate account of a customer of the Borrower or any of its Subsidiaries), plus (y) the aggregate amount of all unreimbursed drawings in respect of letters of credit described in the foregoing clause (x) (it being acknowledged that such letters of credit described in this clause (ii) may be issued or confirmed, as applicable, in the Lender’s discretion upon request by a Responsible Officer of Borrower and shall not exceed the aggregate amount of $3,000,000 unless otherwise agreed by the Lender in its discretion).”
Section 3. Other Documents. All other Loan Documents executed and delivered in connection with the Credit Agreement are hereby amended solely to the extent necessary to conform to this Amendment.
Section 4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)The Lender shall have received a counterpart of this Amendment duly executed by the Borrower and the Lender;
(b)The Lender shall have received an executed copy of that certain letter agreement dated as of the date hereof by and between the Borrower and the Lender (the “Fee Letter”);
(c)The Lender shall have received certificates of good standing or existence, as may be available, from the Secretary of State of the jurisdiction of incorporation of the Borrower and United Community Bank;
(d)The Lender shall have received a certificate of the Secretary or Assistant Secretary of the Borrower attaching and certifying copies of its bylaws and of the resolutions of its board of directors, authorizing the execution, delivery and performance of this Agreement;
(e)The Borrower shall have paid all fees and expenses contemplated by: (i) Section 7 hereof and (ii) the Fee Letter; and
(f)The Lender shall have received such other documents, instruments and agreements as the Lender may reasonably request relating to the transactions contemplated herein.
Section 5. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender that:
(a)Authorization. The Borrower has the right and corporate power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the Fee Letter and to perform its obligations hereunder, under the Credit Agreement, as amended by this Amendment, under the Fee Letter and under the other Loan Documents to which it is a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment, the Credit Agreement, as amended by this Amendment, and the Fee Letter is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(b)Compliance with Laws. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment, the Credit Agreement, as amended by this Amendment, and the Fee Letter in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority (except those as have been obtained or made and are in full force and effect); (ii) violate any applicable law or regulation or the articles of incorporation or bylaws of the Borrower or any order of any Governmental Authority binding upon the Borrower; (iii) violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of their respective assets or give rise to a right thereunder to require any payment to be made by the Borrower or any such Subsidiary; or (iv) result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.
(c)No Default. As of the date hereof, no Default or Event of Default shall exist.

Section 6. Reaffirmation of Representations. The Borrower hereby represents, repeats and reaffirms all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, the Borrower hereby represents, repeats and reaffirms such representation and warranty as of such date).
Section 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Lender, upon demand, for its reasonable out-of-pocket fees, costs and expenses (including attorneys’ fees) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.
Section 8. Effect; Ratification.
(a)Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.
(b)Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Lender reserves all rights, privileges and remedies under the Loan Documents.
(c)This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.
Section 9. Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Lender may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.
Section 10. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
Section 11. RELEASE. IN CONSIDERATION OF THE AMENDMENT CONTAINED HEREIN, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE BORROWER HEREBY

IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE LENDER AND EACH OF ITS RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH THE BORROWER MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER (COLLECTIVELY, “CLAIMS”) OTHER THAN ANY CLAIM ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PERSON. THE BORROWER REPRESENTS AND WARRANTS TO THE LENDER THAT IT HAS NOT GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE. THE BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS EACH RELEASED PERSON FROM AND AGAINST ANY AND ALL CLAIMS AND ANY LOSS, COST, LIABILITY, DAMAGE OR EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) INCURRED BY ANY RELEASED PERSON IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, PROVIDING EVIDENCE OR PRODUCING DOCUMENTS IN CONNECTION WITH OR TAKING OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED CLAIM.
Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf via email transmission shall constitute effective execution and delivery of this Agreement as to the parties.
Section 13. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.
Section 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
UNITED COMMUNITY BANKS, INC.,
as the Borrower

By: _/s/_Jefferson Harralson____________
Name: __ Jefferson Harralson___________
Title: __ Chief Financial Officer_________
SYNOVUS BANK,
as the Lender

By: _/s/_Michael Sawicki____________
Name: __ Michael Sawicki ___________
Title: __ Director____________________